UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 30, 2026

Bakkt, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39544	41-2324812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3280 Peachtree Road NE, 7th Floor Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (332) 203-3017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Bakkt, Inc. (the “Company”) on April 30, 2026 solely to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

As described in the Company’s definitive proxy statement dated February 13, 2026 (the “Proxy Statement”), the Proxy Statement included, for informational purposes only, combined unaudited financial information for the year ended December 31, 2025 (“FY2025”) of (x) Distributed Technologies Research Global Ltd. (“DTR”) and its consolidated subsidiaries (collectively, the “DTR Group”) and (y) UAB Unblock LT (“Unblock”). Although Unblock was not part of the DTR Group during FY2025, those entities were under common management during the period and, as described further below, the operations of Unblock were transferred to an entity that is part of the DTR Group effective January 1, 2026. This Current Report instead includes the audited consolidated financial statements (the “FY2025 Audited Financial Statements”) of the DTR Group, which constitutes the acquired business for purposes of Item 9.01 of Form 8-K. Because Unblock was not a consolidated subsidiary of DTR during FY2025, its historical results are not included in the FY2025 Audited Financial Statements, which are required by Item 9.01.

Unblock operated under a Lithuanian virtual asset service provider license through December 31, 2025. Effective January 1, 2026, the regulated financial services activities previously conducted through Unblock were transitioned to Peermanent Prosta Spółka Akcyjna (Poland), a wholly owned consolidated subsidiary of DTR. Accordingly, the results of those operations are reflected in the unaudited consolidated financial statements of the DTR Group for the three months ended March 31, 2026 included as Exhibit 99.2 to this Current Report and, consequently, in the unaudited pro forma financial information for the three months ended March 31, 2026 included as Exhibit 99.3 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(a) Audited financial statements of the acquired business as of and for the year ended December 31, 2025.

(b) Unaudited financial statements of the acquired business as of and for the three months ended March 31, 2026.

(c) Unaudited pro forma financial information.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Accounting Firm
99.1	Audited Financial Statements of the Acquired Business as of and for the Year Ended December 31, 2025ABS()
99.2	Unaudited Financial Statements of the Acquired Business as of and for the three months ended March 31, 2026
99.3	Unaudited Pro Forma Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: July 16, 2026

BAKKT, INC.

By:	/s/ Karen Alexander
Name:	Karen Alexander
Title:	Chief Financial Officer